UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2021

ANTERO MIDSTREAM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38075	61-1748605
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1615 Wynkoop Street

Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 357-7310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class on which registered	Trading symbol(s)	Name of each exchange
Common Stock, par value $0.01 Per Share	AM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2021, Alvyn A. Schopp gave notice to Antero Midstream Corporation (“Antero Midstream”) and Antero Resources Corporation (“Antero Resources”) of his intent to step down as the Chief Administrative Officer of each company, effective immediately. Mr. Schopp will continue to serve as the Regional Senior Vice President of each company.

Item 7.01	Regulation FD Disclosure.

On January 1, 2022, Yvette K. Schultz and Aaron S.G. Merrick assumed the responsibilities relinquished by Mr. Schopp, and Ms. Schultz became the Senior Vice President – Legal, Chief Compliance Officer, General Counsel and Secretary, and Mr. Merrick became the Chief Administrative Officer, of Antero Midstream and Antero Resources. Ms. Schultz has served as the General Counsel and Vice President—Legal of Antero Midstream and Antero Resources since January 2017, and has served as Secretary of Antero Midstream and Antero Resources since April 30, 2021. Ms. Schultz was previously the Director of Legal of each company from 2015 to 2017. Prior to joining Antero, Ms. Schultz was an attorney at Vinson & Elkins LLP from 2008 to 2012 and at Latham & Watkins LLP from 2012 to 2015. Mr. Merrick has served as the Vice President of Information Technology of Antero Midstream and Antero Resources since December 2016. Prior to joining Antero, Mr. Merrick served Apache Corporation as Vice President of Information Technology from 2009 to 2015, and as Director of Information Technology from 2006 to 2009. Prior to Apache Corporation, Mr. Merrick was President of Merrick Applied Consulting, Inc. from 2005 to 2006, and owner of Aaron Merrick Computer Consulting from 2002 to 2005. He served as a Director and ultimately Vice President of T-NETIX, Inc., a specialized telecommunications company, from 1995 to 2000. Mr. Merrick also served Apache Corporation as Assistant Director of Gas Flow Management from 1991 to 1994. From 1984 to 1990, Mr. Merrick was with KPMG Peat Marwick, an independent public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO MIDSTREAM CORPORATION

By:	/s/ Brendan E. Krueger
Brendan E. Krueger
Chief Financial Officer, Vice President –Finance and Treasurer

Dated: January 4, 2022

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